UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2018

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

Gores Holdings II, Inc.

9800 Wilshire Blvd.

Beverly Hills, California 90212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 17, 2018 (the “Closing Date”), the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger dated June 21, 2018 by and among Gores Holdings II, Inc. (“Gores Holdings II”), AM Merger Sub I, Inc. (“First Merger Sub”), AM Merger Sub II, LLC (“Second Merger Sub”), Greenlight Holding II Corporation (“Greenlight”) and PE Greenlight Holdings, LLC (the “Platinum Stockholder” or, in its capacity as the Stockholder Representative, the “Stockholder Representative”), as amended on August 23, 2018 by Amendment No. 1 to Agreement and Plan of Merger (as amended, the “Merger Agreement”), which provided for: (i) the merger of First Merger Sub with and into Greenlight, with Greenlight continuing as the surviving corporation (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Greenlight with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).  As a result of the First Merger, the registrant owns 100% of the outstanding common stock of Greenlight and each share of common stock of Greenlight has been cancelled and converted into the right to receive a portion of the consideration payable in connection with the Merger.  As a result of the Second Merger, the registrant owns 100% of the outstanding interests in the Second Merger Sub.  In connection with the closing of the Business Combination (the “Closing”), the registrant owns, directly or indirectly, 100% of the stock of Greenlight and its subsidiaries and the stockholders of Greenlight as of immediately prior to the effective time of the First Merger (the “Greenlight Stockholders”) hold a portion of the Class A Common Stock, par value $0.0001 per share, of the registrant (the “Class A Stock”).

In connection with the Closing, the registrant changed its name from Gores Holdings II, Inc. to Verra Mobility Corporation.  Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant” and the “Company” refer to Gores Holdings II, Inc. prior to the Closing and to the combined company and its subsidiaries following the Closing and “Verra Mobility” refers to the business of Verra Mobility Corporation prior to the Closing.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, pursuant to the terms of the Merger Agreement, the Company entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with Gores Sponsor II LLC (the “Sponsor”), the Greenlight Stockholders, Mr. Randall Bort, Mr. William Patton and Mr. Jeffrey Rea.  Messrs. Bort, Patton and Rea were the Company’s independent directors prior to the Business Combination and, together with the Sponsor, are collectively referred to herein as the “Gores Stockholders.”

Pursuant to the terms of the Registration Rights Agreement, (a) any outstanding share of Class A Stock or any other equity security of the Company (including (i) the warrants held by the Sponsor that were issued to it on the closing date of the Company’s initial public offering (the “IPO”), each of which is exercisable for one share of Class A Stock, in accordance with its terms (the “Private Placement Warrants”) and (ii) shares of Class A Stock issued or issuable upon the exercise of any other equity security) held by a party to the Registration Rights Agreement as of the Closing Date or thereafter acquired thereby (including the shares of Class A Stock issued upon exercise of any Private Placement Warrants) and shares of Class A Stock issued or issuable as earn-out shares to the Greenlight Stockholders pursuant to the terms of the Merger Agreement and (b) any other equity security of the Company issued or issuable with respect to any such share of Class A Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, will be entitled to registration rights.

The Registration Rights Agreement provides that the Company will, within 30 days after the Closing Date, file with the Securities and Exchange Commission (“SEC”) a shelf registration statement registering the resale of the registrable securities, including the shares of Class A Stock and Private Placement Warrants, held by the parties to the Registration Rights Agreement and will use its reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in no event later than 60 days following the initial filing thereof or 90 days following the initial filing thereof if the Company receives SEC comments on such registration statement.  The Gores Stockholders and the Greenlight Stockholders are each entitled to make up to six demands, excluding short form demands, that the Company register shares of Class A Stock held by these parties.  In addition, the parties to the Registration Rights Agreement have certain “piggy-back” registration rights with respect to other offerings by the Company or other stockholders exercising a demand right.  The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement.  The Company and the parties to the Registration Rights Agreement agree in the Registration Rights Agreement to provide customary indemnification in connection with offerings of the registrable securities effected pursuant to the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Investor Rights Agreement

On the Closing Date, pursuant to the terms of the Merger Agreement, the Company and the Platinum Stockholder entered into that certain Investor Rights Agreement (the “Investor Rights Agreement”).  Pursuant to the Investor Rights Agreement, the Platinum Stockholder has the right to nominate up to three directors to the Company’s board of directors.  Initially, one of the three nominees will be the Company’s Chief Executive Officer, who will be nominated as a Class II director, and the other two nominees will be representatives of the Platinum Stockholder, each of whom will be nominated as a Class III director.  In addition, if one the of the Platinum Stockholder’s nominees is elected as a director, one of the Platinum Stockholder’s nominees will serve as the chairman of the board of directors and the Platinum Stockholder will have the right to appoint one representative to each committee of the board.  Subject to the rights described above, certain provisions of Delaware law and the Company’s charter documents, the Platinum Stockholder has the exclusive right to remove its respective directors from the board of directors, and the board of directors and the Platinum Stockholder shall take all necessary action, as described in the Investor Rights Agreement, to cause the removal of any of the Platinum Stockholder’s directors at the request of the Platinum Stockholder; and (b) the Platinum stockholder shall have the exclusive right to nominate for election to the board of directors, directors to fill vacancies created by reason of death, removal or resignation of the Platinum Stockholder’s directors, and the board of directors and the Platinum Stockholder shall take all such necessary action to cause any such vacancies to be filled by replacement directors nominated by the Platinum Stockholder as promptly as reasonably practicable.

The Platinum Stockholder’s right to designate directors to the board is subject to its ownership percentage of the total outstanding shares of Class A Stock.  If the Platinum Stockholder holds: (i) 25% or greater of the outstanding Class A Stock, it will have the right to nominate three directors; (ii) less than 25% but greater than or equal to 15% of the outstanding Class A Stock, it will have the right to nominate two directors; (iii) less than 15% but greater than or equal to 5% of the outstanding Class A Stock, it will have the right to nominate one director; and (iv) less than 5% of the outstanding Class A Stock, it will not have the right to nominate any directors.

The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of the Investor Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, pursuant to the terms of the Merger Agreement, the Company, the Platinum Stockholder and the Stockholder Representative entered into that certain Tax Receivable Agreement (the “Tax Receivable Agreement”).  The Tax Receivable Agreement generally provides for the payment by the Company to the Platinum Stockholder of 50% of the net cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the Closing as a result of the increase in the tax basis of the intangible assets of Highway Toll Administration LLC (“HTA”) resulting from the acquisition of HTA by Verra Mobility in March 2018.  The Company generally will retain the benefit of the remaining 50% of these cash savings.

The foregoing description of the Tax Receivable Agreement is not complete and is qualified in its entirety by reference to the complete text of the Tax Receivable Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Incentive Plan

The Company’s board of directors approved the Verra Mobility Corporation 2018 Equity Incentive Plan (the “Incentive Plan”) on July 10, 2018, and the Company’s stockholders approved the Incentive Plan at the Special Meeting (as defined below).  The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract, retain and award employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company.  These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.  The Incentive Plan is described in greater detail in the section of the Company’s definitive proxy statement filed with the SEC on October 2, 2018 (the “Proxy Statement”) entitled “Proposal No. 6 – Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve Under the Incentive Plan” beginning on page 224, which information is incorporated herein by reference.

The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.16 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.  On October 16, 2018, the Business Combination was approved by the Company’s stockholders at a special meeting thereof (the “Special Meeting”), held in lieu of the 2018 annual meeting of the Company’s stockholders.

Pursuant to the terms of the Merger Agreement, the aggregate consideration paid for the Business Combination was approximately $2.3 billion.  The consideration paid to the Greenlight Stockholders consisted of a combination of cash and stock consideration.  The aggregate cash consideration paid to the Greenlight Stockholders was approximately $610.0 million, consisting of (i) approximately $403.3 million of cash available to the Company from the trust account that held the proceeds from the IPO, after giving effect to taxes payable and redemptions that were elected by the Company’s public stockholders, plus (ii) gross proceeds of approximately $400.0 million from the Company’s private placement of an aggregate of 43,478,261 shares of Class A Stock (the “Private Placement”) with a limited number of accredited investors (as defined by Rule 501 of Regulation D) without any form of general solicitation or general advertising pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), less (iii) certain transaction fees and expenses, including the payment of deferred underwriting commissions agreed to at the time of the IPO, less (iv) certain payments to participants in the Greenlight Holding Corporation 2018 Participation Plan, less (v) approximately $136.2 million used to repay a portion of the indebtedness of Verra Mobility immediately prior to the Closing, less (vi) approximately $4.7 million funded to the balance sheet of the Company.  The remainder of the consideration paid to the Greenlight Stockholders consisted of 66,381,911 newly issued shares of Class A Stock (the “Stock Consideration”).

The foregoing consideration paid to the Greenlight Stockholders may be further increased by amounts payable under the Tax Receivable Agreement, and amounts payable as earn-out shares of Class A Stock pursuant to the terms of the Merger Agreement.  In order to facilitate the Business Combination, the Sponsor agreed to the cancellation of approximately 3,478,261 shares of the Company’s Class F common stock, par value $0.0001 per share (the “Class F Stock”), held by it and to the acquisition of shares of Class A Stock by the participants in the Private Placement (pursuant to subscription agreements entered into in connection therewith) at a discounted price per share of $9.20.  The remaining shares of Class F Stock were automatically converted into shares of Class A Stock on a one-for-one basis at the Closing and will continue to be subject to the transfer restrictions that were previously applicable to such shares of Class F Stock.

The material terms and conditions of the Merger Agreement are described in greater detail in the section of the Proxy Statement entitled “Proposal No. 1 – Approval of the Business Combination – The Merger Agreement” beginning on page 157, which information is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business.  Specifically, forward-looking statements may include statements relating to:

•	the benefits of the Business Combination;
•	the future financial performance of the Company following the Business Combination;
•	changes in the market for Verra Mobility products and services;
•	expansion plans and opportunities; and
•

other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date.  The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements.  Some factors that could cause actual results to differ include:

•	the inability to maintain the listing of the Class A Stock and public warrants on Nasdaq following the Business Combination;
•	the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions;
•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate the combined businesses, and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Business Combination;
•	the outcome of any legal proceedings that may be instituted against the Company following consummation of the Business Combination;
•	changes in applicable laws or regulations;
•	the inability to launch new Verra Mobility products or services or to profitably expand into new markets;
•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and
•

other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 64.

Business and Properties

The information set forth in the section of the Proxy Statement entitled “Information About Verra Mobility” beginning on page 255, including the information regarding the properties used in the business included in the subsection thereof entitled “—Properties” on page 266, and in the section of the Proxy Statement entitled “Information About the Company” beginning on page 234 is incorporated herein by reference.

The Company’s principal executive office is located at 1150 N. Alma School Road, Mesa, Arizona 85201.

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 64 is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

The information set forth in the section of the Proxy Statement entitled “Selected Consolidated Historical Financial and Other Information of Verra Mobility Corporation” beginning on page 54 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement entitled “Verra Mobility Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 267, including the information in the subsection thereof entitled “—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 293, is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of the Closing Date by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;
•	each of the Company’s named executive officers and directors; and
•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 156,056,642 shares of Company common stock issued and outstanding as of the Closing Date, which calculation includes all shares of Class A Stock issued and outstanding as of the Closing Date, the only outstanding class of the Company’s common stock following the Business Combination.  All shares of Class F Stock were converted into shares of Class A Stock or cancelled in connection with the Closing.

Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners	Number of Shares	Ownership Percentage (%)
Platinum Equity, LLC(1)(2)	59,891,293	37.7
PE Greenlight Holdings, LLC(2)	53,739,744	34.4
Alec Gores(3)	8,857,433	5.6
Randall Bort	25,000	*
Jay Geldmacher	-	*
Bryan Kelln(4)	-	*
Jacob Kotzubei(4)(5)	803,010	*
Jeffrey Rea	25,000	*
John Rexford	-	*
David Roberts	222,321	*
Patricia Chiodo	-	*
Vincent Brigidi	-	*
All directors and executive officers as a group (12 individuals)	1,075,331	*

_______________

*	Less than one percent.
(1)

Includes 3,540,344 shares of Class A Stock and warrants to purchase 2,611,205 shares of Class A Stock held directly by Platinum Equity, LLC. Mr. Tom Gores is the ultimate beneficial owner of Platinum Equity, LLC.  Mr. Tom Gores disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.  The business address for Platinum Equity, LLC is 360 North Crescent Drive, South Building, Beverly Hills, CA, 90210.

(2)

Includes 53,739,744 shares of Class A Stock held directly by PE Greenlight Holdings, LLC. PE Greenlight Holdings, LLC is ultimately controlled by Platinum Equity, LLC, of which Mr. Tom Gores is the ultimate beneficial owner.  Mr. Tom Gores disclaims beneficial ownership of the shares of Class A Stock held directly by PE Greenlight Holdings, LLC except to the extent of any pecuniary interest therein.  The business address for PE Greenlight Holdings, LLC is 360 North Crescent Drive, South Building, Beverly Hills, CA, 90210.

(3)

Includes 4,144,577 shares of Class A Stock and warrants to purchase 3,492,401 shares of Class A Stock held by Gores Sponsor II, LLC which is controlled indirectly by Mr. Alec Gores.  Mr. Alec Gores may be deemed to beneficially own the securities held by Gores Sponsor II, LLC and ultimately exercises voting and dispositive power of the securities held by Gores Sponsor II, LLC.  Voting and disposition decisions with respect to such securities are made by Mr. Alec Gores.  Mr. Alec Gores disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.

(4)

Disclaims beneficial ownership of any shares of Class A Stock that he may be deemed to beneficially own because of his affiliation with Platinum Equity, LLC, except to the extent of any pecuniary interest therein.

(5)	Includes warrants to purchase 340,861 shares of Class A Stock.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 305, which information is incorporated herein by reference.

Each of Messrs. Randall Bort, Jay Geldmacher, Bryan Kelln, Jacob Kotzubei, Jeffrey Rea, John Rexford and David Roberts were elected by the Company’s stockholders at the Special Meeting to serve as directors of the Company, effective upon consummation of the Business Combination, at which time the size of the board was seven members.  Messrs. Bort and Rea were elected to serve as Class I directors with a term expiring at the Company’s 2019 annual meeting of stockholders; Messrs. Geldmacher, Rexford and Roberts were elected to serve as Class II directors with a term expiring at the Company’s 2020 annual meeting of stockholders; and Messrs. Kelln and Kotzubei were elected to serve as Class III directors with a term expiring at the Company’s 2021 annual meeting of stockholders.  Mr. Kotzubei was appointed to serve as the chairman of the board of directors.

Messrs. Bort, Geldmacher and Rexford will serve as members of the audit committee of the board of directors, with Mr. Rexford serving as its chairman.  Messrs. Bort and Rea will serve as members of the compensation committee, with Mr. Rea serving as its chairman.  Messrs. Geldmacher and Rexford will serve as members of the nominating and corporate governance committee, with Mr. Geldmacher serving as its chairman.  Information with respect to the Company’s audit committee and compensation committee is set forth in the Proxy Statement in the section entitled “Information About the Company – Committees of our Board” beginning on page 240 of the Proxy Statement, which information is incorporated herein by reference.

The nominating and corporate governance committee is responsible for, among other things, making recommendations regarding corporate governance, the composition of the Company’s board of directors, identification, evaluation and nomination of director candidates and the structure and composition of committees of the Company’s board of directors. The nominating and corporate governance committee has a written charter that sets forth the committee’s purpose and responsibilities, which, in addition to the items listed above, include:

•	establishing criteria for the selection of new members to the board of directors and its committees;
•	identifying and evaluating individuals qualified to become members of the board of directors and its committees, including those individuals recommended by the Company’s stockholders;
•	selecting, or recommending that the board of directors select, the director nominees;
•	recommending nominees to the board of directors to fill vacancies;
•	recommending to the board of directors the membership composition of the committees of the board of directors, including the number of members comprising the board of directors and its committees;
•	periodically reviewing director orientation and continuing education programs;
•

periodically reviewing the succession plans relating to positions held by executive officers, and making recommendations to the board of directors with respect to the selection of individuals to occupy those positions;

•

reviewing any director resignation that is made in accordance with the director resignation policy set forth in the Company’s corporate governance guidelines, and making recommendations to the board of directors regarding whether the director’s resignation should be accepted;

•	reviewing and recommending to the Company’s board of directors any amendments to the Company’s corporate governance policies;
•	overseeing the evaluation of the board and management and making recommendations to improve performance; and
•	evaluating its performance and reporting the results to the board of directors.

The nominating and corporate governance committee has the authority to retain advisors as the committee deems appropriate.

In connection with the consummation of the Business Combination, on the Closing Date, David Roberts was appointed to serve as the Company’s President and Chief Executive Officer, Patricia Chiodo was appointed to serve as the Company’s Chief Financial Officer, Vincent Brigidi was appointed to serve as the Company’s Executive Vice President, Emerging Markets within Commercial Services Segment, Liz Caracciolo was appointed to serve as the Company’s Executive Vice President, Government Solutions Segment, Jonathan Routledge was appointed to serve as the Company’s Executive Vice President, Commercial Fleet Services, and Rebecca Collins was appointed to serve as the Company’s General Counsel.

In connection with the Closing, each of the Company’s executive officers prior to the Closing resigned from his respective position as an executive officer of the Company, in each case effective as of the effective time of the First Merger.

Executive Compensation

The compensation for the Company’s executive officers before the Closing is described in the Proxy Statement in the section entitled “Information About the Company – Executive Compensation” beginning on page 246, which information is incorporated herein by reference.  The compensation of the named executive officers of Verra Mobility is set forth in the Proxy Statement in the section entitled “Executive Compensation” beginning on page 298, which information is incorporated herein by reference.  The general compensation programs of the Company’s executive officers after the Business Combination are described in the section of the Proxy Statement entitled “Management After the Business Combination – Post-Combination Company Executive Compensation” beginning on page 309, which information is incorporated herein by reference.

The Incentive Plan was approved by the Company’s stockholders at the Special Meeting.  A description of the Incentive Plan is set forth in the section of the Proxy Statement entitled “Proposal No. 6 – Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve Under the Incentive Plan” beginning on page 224 and is incorporated herein by reference.  A copy of the complete text of the Incentive Plan is filed as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Compensation

Each of the Company’s non-employee directors will be paid an annual cash retainer of $60,000 and will also receive an annual equity award with a grant date fair value of approximately $90,000, with one-year cliff vesting.  Additionally, the chairs of the audit committee, compensation committee and nominating and corporate governance committee will be paid an additional annual cash retainer of $20,000, $15,000 and $10,000, respectively, with non-chair members of these committees receiving an additional annual cash retainer of $10,000, $7,500 and $4,000, respectively.  The compensation committee intends to review this director compensation program in 2019 for purposes of 2020 director compensation.

Certain Relationships and Related Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Transactions” beginning on page 327 and the information set forth under the headings “Registration Rights Agreement,” “Investor Rights Agreement” and “Tax Receivable Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of the members of the board of directors be independent.  An “independent director” is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors of such company, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Company currently has four “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules and as determined by the board of directors using its business judgment: Messrs. Bort, Geldmacher, Rea and Rexford.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement entitled “Information About Verra Mobility – Legal Proceedings” beginning on page 265 of the Proxy Statement, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the section of the Proxy Statement entitled “Price Range of Securities and Dividends” on page 333, which information is incorporated herein by reference.  Additional information regarding holders of the Company’s securities is set forth under “Description of Company Securities” below.

Following the Closing, on October 18, 2018, the Class A Stock and publicly-traded warrants were listed on the Nasdaq Capital Market under the symbols “VRRM” and “VRRMW,” respectively.  The warrants may be delisted from Nasdaq if there is not a sufficient number of round lot holders within 30 days of the consummation of the Business Combination and if delisted, may be quoted on the OTC Bulletin Board or OTC Pink, an inter-dealer automated quotation system for equity securities that is not a national securities exchange.  The public units of the Company automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of the Company’s securities is set forth in:  Part I, Item 5 of the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2017 and Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2018.

The description of the Stock Consideration under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The issuances of the shares of the Class A Stock issued as Stock Consideration and in the Private Placement were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Description of the Company’s Securities

Information regarding the Class A Stock and the Company’s warrants is included in the section of the Proxy Statement entitled “Description of Securities” beginning on page 311, which information is incorporated herein by reference.

The Company has authorized 261,000,000 shares of capital stock, consisting of (i) 260,000,000 shares of common stock, including (A) 250,000,000 shares of Class A Stock and (B) 10,000,000 shares of Class F Stock and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share.  The outstanding shares of the Company’s common stock are fully paid and non-assessable.  As of the Closing Date, there were 156,056,642 shares of Class A Stock outstanding held of record by approximately 80 stockholders, no shares of preferred stock outstanding and 19,999,967 warrants to purchase shares of Class A Stock outstanding held of record by approximately seven holders.  Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the section of the Proxy Statement entitled “Information About the Company – Limitation on Liability and Indemnification of Officers and Directors” on page 246, which information is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (b) of Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information regarding the Company’s material indebtedness following the Business Combination, including the asset-based revolving credit facility and first lien term loan, is set forth in the section of the Proxy Statement entitled “Verra Mobility’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Debt” beginning on page 290, which information is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Stock Consideration set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The issuances of the shares of Class A Stock issued as Stock Consideration and in the Private Placement were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”) with the Secretary of State of the State of Delaware.  The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement entitled “Proposal No. 3 – Approval of the Second Amended and Restated Certificate of Incorporation” and “Proposal No. 4 – Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation” beginning on pages 214 and 218 of the Proxy Statement, respectively, which information is incorporated herein by reference.  A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, the Company amended and restated its bylaws.  A copy of the Company’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On the Closing Date, the audit committee of the Company’s board of directors approved a resolution appointing Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2018, replacing KPMG LLP, which was dismissed from its role as the Company’s independent registered public accounting firm, effective immediately.

Neither of KPMG LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 contained an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles.  Additionally, at no point during the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the Closing Date were there any (a) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG LLP with a copy of the foregoing disclosure and has requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules.  A copy of KPMG LLP’s letter to the SEC will be filed as Exhibit 16.1 to an amendment to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the Closing Date, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth in under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding the Company’s officers and directors set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”), the Company ceased to be a shell company upon the Closing.  The material terms of the Business Combination are described in the section of the Proxy Statement entitled “Proposal No. 1 – Approval of the Business Combination” beginning on page 157, which information is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 16, 2018, the Company held the Special Meeting, a special meeting of stockholders, at which holders of 43,840,211 shares of common stock (consisting of 33,840,211 shares of Class A Stock and 10,000,000 shares of Class F Stock) were present in person or by proxy, representing 87.68% of the voting power of the shares of the Company’s common stock as of September 24, 2018, the record date for the Special Meeting, and constituting a quorum for the transaction of business.  Each of the proposals listed below is described in more detail in the Proxy Statement and incorporated herein by reference.  A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1.  The stockholders approved the Merger Agreement and transactions contemplated thereby, including the Business Combination. 325,269 shares of Class A Stock were presented for redemption in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain
43,584,947	252,264	3,000

2.  The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination and the Private Placement. The voting results for this proposal were as follows:

For	Against	Abstain
43,493,550	345,161	1,500

3.  The stockholders adopted the A&R Certificate. The voting results for this proposal were as follows:

For	Against	Abstain
43,468,523	277,291	94,397

4.  The stockholders approved, on a non-binding advisory basis, each separate proposal with respect to certain governance provisions in the A&R Certificate in accordance with SEC requirements.  The voting results for each separate proposal were as follows:

4A.  To amend the Existing Certificate to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate and bylaws:

For	Against	Abstain
37,294,826	6,545,385	0

4B.  To amend the Existing Certificate to elect not to be governed by Section 203 of the Delaware General Corporate Law (“DGCL”) and instead, include a provision in the Existing Certificate that is substantially similar to Section 203 of the DGCL, but excludes the investment funds affiliated with The Gores Group and Platinum Equity and their respective successors and affiliate from the definition of “interested stockholder,” and to make certain related changes:

For	Against	Abstain
39,308,555	4,438,759	92,897

4C.  To amend the Existing Certificate to increase the total number of authorized shares of all classes of common stock:

For	Against	Abstain
40,990,550	2,849,661	0

4D.  To amend the Existing Certificate to provide that certain transactions are not “corporate opportunities” and that each of Platinum Equity and the investment funds affiliated with Platinum Equity and their respective successors and affiliates will not be subject to the doctrine of corporate opportunity:

For	Against	Abstain
40,968,523	2,778,791	92,897

5.  The stockholders elected seven directors to serve staggered terms on the Company’s board of directors until the 2019, 2020 and 2021 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified. The voting results for each nominee were as follows:

Name	Class	For	Abstain
Randall Bort	I	43,158,207	682,004
Jay Geldmacher	II	43,293,645	546,566
Bryan Kelln	III	43,240,136	600,075
Jacob Kotzubei	III	43,240,136	600,075
Jeffrey Rea	I	43,158,207	682,004
John Rexford	II	43,293,645	546,566
David Roberts	II	43,240,136	600,075

Based on the votes set forth above, each director nominee was duly elected, each Class I director to serve until the Company’s 2019 annual meeting of stockholders, each Class II director to serve until the Company’s 2020 annual meeting of stockholders and each Class III director to serve until the Company’s 2021 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

6.  The stockholders approved the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain
43,467,023	370,188	3,000

7.  The stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of proposals 1, 2 and 3 described above.  The voting results for this proposal were as follows:

For	Against	Abstain
43,467,023	277,291	95,897

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The following financial statements included in the Proxy Statement are incorporated herein by reference:

1.  The unaudited condensed consolidated financial statements of Verra Mobility Corporation as of June 30, 2018 and December 31, 2017, and for the three and six months ended June 30, 2018 and June 30, 2017 included in the Proxy Statement beginning on page FS-36 are incorporated herein by reference;

2.  The audited consolidated financial statements of Verra Mobility Corporation as of December 31, 2017 and 2016, and for the years ended December 31, 2016, December 31, 2015 and for the periods from January 1, 2017 through May 31, 2017 (Predecessor) and June 1, 2017 through December 31, 2017 (Successor) beginning on page FS-60 of the Proxy Statement;

3.  The combined financial statements of Highway Toll Administration, LLC, Canadian Highway Toll Administration, LTD, and Violation Management Solutions, LLC as of December 31, 2017 and December 31, 2016 and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 beginning on page FS-99 of the Proxy Statement; and

4.  The financial statements of Euro Parking Collection PLC for the year ended 31 December 2017 beginning on page FS-116 of the Proxy Statement.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet and statements of operations as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017 are filed as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+

Merger Agreement, dated as of June 21, 2018, by and among Gores Holdings II, Inc., AM Merger Sub I, Inc., AM Merger Sub II, LLC, Greenlight Holding II Corporation and PE Greenlight Holdings, LLC, in its capacity as the Stockholder Representative (filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company on June 21, 2018 and incorporated herein by reference).

2.2+

Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 23, 2018, by and among Gores Holdings II, Inc., Greenlight Holding II Corporation and the other parties thereto (filed as Exhibit 2.2 to the Current Report on Form 8-K of the Company on August 24, 2018 and incorporated herein by reference).

2.3+

Unit Purchase Agreement, dated February 3, 2018, by and among ATS Consolidated, Inc., Greenlight Holding II Corporation, Greenlight Holding Corporation, HTA Holdings, Inc., Greater Horizons, David Centner and Leila Centner.

2.4+	Share Purchase Agreement, dated April 6, 2018, by and among ATS Consolidated, Inc., Greenlight Holding II Corporation, EPC Holdco Limited and Watrium AS.

3.1	Amended and Restated Certificate of Incorporation of Verra Mobility Corporation.

3.2	Amended and Restated Bylaws of Verra Mobility Corporation.

4.1

Specimen Class A Common Stock Certificate (filed as Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

4.2	Specimen Warrant Certificate (filed as Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

4.3

Warrant Agreement, dated January 12, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (filed as Exhibit 4.1 to the Current Report on Form 8-K of the Company on January 19, 2017 and incorporated herein by reference).

10.1	Form of Subscription Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company on June 21, 2018 and incorporated herein by reference).

10.2

Amended and Restated Registration Rights Agreement dated October 17, 2018, by and among Verra Mobility Corporation, Gores Sponsor II LLC, Randall Bort, William Patton, Jeffrey Rea and the stockholders of Greenlight Holding II Corporation.

10.3	Investor Rights Agreement dated October 17, 2018, by and among Verra Mobility Corporation and PE Greenlight Holdings, LLC.

10.4

Tax Receivable Agreement dated October 17, 2018, by and among Verra Mobility Corporation, the persons identified as “Stockholders” on Schedule 1 thereto, and PE Greenlight Holdings, LLC, solely in its capacity as the stockholders’ representative thereunder.

10.5

Revolving Credit Agreement dated as of March 1, 2018 among Greenlight Acquisition Corporation, ATS Consolidated Inc., each of the other borrowers party thereto, the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.6

First Lien Term Loan Credit Agreement dated as of March 1, 2018 among Greenlight Acquisition Corporation, ATS Consolidated, Inc., American Traffic Solutions, Inc., Lasercraft, Inc., the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

Exhibit Number	Description

10.7

Amendment No. 1 to Revolving Credit Agreement dated as of July 24, 2018 among Greenlight Acquisition Corporation, Verra Mobility Corporation (f/k/a ATS Consolidated Inc.), each of the other borrowers party thereto, the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.8

Amendment No. 1 to First Lien Term Loan Credit Agreement dated as of July 24, 2018 among Greenlight Acquisition Corporation, Verra Mobility Corporation (f/k/a ATS Consolidated, Inc.), American Traffic Solutions, Inc., Lasercraft, Inc., the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.9#	Employee Offer Letter by and between American Traffic Solutions, Inc. and David Roberts, dated June 27, 2014.

10.10#	Offer Letter Revision by and between American Traffic Solutions, Inc. and David Roberts, dated as of December 22, 2014.

10.11#	Employee Offer Letter by and between American Traffic Solutions, Inc. and Patricia Chiodo, dated May 15, 2015.

10.12#	Offer Letter Revision by and between American Traffic Solutions, Inc. and Patricia Chiodo, dated as of June 1, 2015.

10.13#	Employee Offer Letter by and between American Traffic Solutions, Inc. and Vincent Brigidi, dated September 30, 2014.

10.14#	Revisions to Employment Terms by and between American Traffic Solutions, Inc. and Vincent Brigidi, dated as of February 29, 2016.

10.15#	2017 Leadership Bonus Plan.

10.16#	2018 Annual Incentive Bonus Plan.

10.17#	Verra Mobility Corporation 2018 Equity Incentive Plan.

10.18#	Form of Notice of Grant of Restricted Stock Unit and Agreement under the Verra Mobility Corporation 2018 Equity Incentive Plan.

10.19#	Form of Notice of Grant of Restricted Stock Unit and Agreement for Non-U.S. Participants under the Verra Mobility Corporation 2018 Equity Incentive Plan.

10.20#	Form of Greenlight Holding Corporation 2018 Participation Plan Termination Agreement.

10.21#	Form of Indemnity Agreement (filed as Exhibit 10.7 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

16.1*	Letter from KPMG LLP to the Securities and Exchange Commission.

21.1	Subsidiaries of the Registrant.

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Verra Mobility Corporation and its subsidiaries.

+	The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.
#	Management contract or compensatory plan or arrangement.
*	To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2018	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer